UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 6, 2006
                                                         ----------------

                       Alliance Distributors Holding Inc.
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-32319             33-0851302
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(State or Other Jurisdiction of  (Commission File Number) (IRS Employer
         Incorporation)                                   Identification No.)


                 15-15 132nd St., College Point, New York 11356
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               (Address of Principal Executive Offices) (Zip Code)

                                 (718) 747-1500
                              --------------------
               Registrant's telephone number, including area code

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 6, 2006, Alliance Distributors Holding Inc. issued a press release that announced that it has signed an agreement to purchase Foto Electric Supply Co., Inc. The press release also estimated revenues of the Company and Fesco for 2005, and provided forward looking targets on financial results both for the company on a stand-alone basis and for the company if it completes its acquisition of Fesco. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

                 Exhibit                  Description
                 -------                  -----------

                   99.1        Press release dated January 6, 2006


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


ALLIANCE DISTRIBUTORS HOLDING INC.
Registrant


Date:  January 6, 2006
                                             By: /s/ Jay Gelman
                                               ----------------------
                                               Jay Gelman, CEO

                                  EXHIBIT INDEX

                 Exhibit                  Description
                 -------                  -----------

                   99.1        Press release dated January 6, 2006